Advances for drillships under construction and related costs	6 Months Ended
Jun. 30, 2015
Advances For Drillships Under Construction And Related Costs [Abstract]
Advances for drillships under construction and related costs
5. Advances for drillships under construction and related costs:
The amounts shown in the accompanying consolidated balance sheets include milestone payments under the shipbuilding contracts with the shipyards, supervision costs and any material related expenses incurred during the construction periods, all of which are capitalized in accordance with the accounting policy discussed in Note 2 of the Consolidated Financial Statements for the year ended December 31, 2014.
The movement of the account during the six month period ended June 30, 2015, was as follows:
Balance, December 31, 2014	$622,507
Advances for drillships under construction and related costs	468,687
Drillships delivered	(727,688)
Balance, June 30, 2015	$363,506

On March 5, 2015, the Company took delivery of the drillship Ocean Rig Apollo.
The Ocean Rig Santorini, which is equipped with two blow-out preventers and the Company has advanced $137,000 to the yard, is scheduled to be delivered to the Company in June 2016. The total project cost is estimated to be approximately $644,000.
The Company has advanced $108,400 and $76,600, respectively to the yard for each of the new drillships, which are equipped with two blow-out preventers. The total project cost is approximately $743,000, per drillship. On April 27, 2015, the Company reached an agreement to postpone the delivery of the Ocean Rig Crete and Ocean Rig Amorgos to the first quarter of 2018 and 2019, respectively. As part of the agreement, certain portion of the pre-delivery payments were also deferred and the total project costs for the construction of each drillship have increased by $15,000.